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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) October 24, 1996



                          MICROLEAGUE MULTIMEDIA, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



     Pennsylvania                   1-11743                      23-2563090
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(State or other juris-       (Commission File Number)      (IRS Employer Identi-
 diction of incorporation)                                  fication No.)


750 Dawson Drive, Newark, Delaware                                 19713
---------------------------------------                           -------
Address of principle executive offices)                          (Zip Code)


Registrant's telephone number, including area code 302-368-9990


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                         Exhibit Index appears on Page 5




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Item 2.      Acquisition or Disposition of Assets.
            --------------------------------------
             On October 24, 1996, pursuant to the terms of the Asset Purchase Agreement (the "Agreement"), dated as of October 16, 1996, among M.S. Investments Holdings, Limited ("MSIH"), Micro Sports, Inc. ("Micro Sports") and MicroLeague Multimedia, Inc. (the "Company"), the Company acquired all of the assets of Micro Sports and certain of the assets of MSIH and agreed to assume certain of the liabilities of Micro Sports. Micro Sports is a Tennessee-based developer of statistical sports simulation software games. In consideration for the purchase of such assets and assumption of such liabilities, the Company issued to MSIH an aggregate of 308,882 shares of the Company's common stock (the "Shares"), (representing approximately 7.4% of the Company's common stock on a fully diluted basis). The consideration represents the Company's assessment of the value of the assets acquired, as integrated with the assets of the Company.

             Pursuant to the terms of the Agreement, in the event the Company proposes to register any additional shares of its common stock pursuant to the provisions of the Securities Act of 1933, as amended, the Company is obligated to register the resale of the Shares, subject to certain exceptions.

             Upon consummation of the asset purchase, the Company acquired certain intellectual property, office equipment and computers of Micro Sports. In addition, the Company retained the employees of Micro Sports and entered into a new employment agreement with David Holt, the former President of Micro Sports. The Company intends to integrate such assets, along with the technical expertise of the former Micro Sports' employees, to create new and more diverse products for the Company's market.

             Copies of the Agreement and the press release announcing the consummation of the transaction are attached hereto as Exhibits 2.1 and 99.1, respectively.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
            --------------------------------------------------------------------
             (a)           Financial Statements of Businesses Acquired.
                           --------------------------------------------
                           It is impracticable for the Company to provide the required financial statements for Micro Sports at the time of the filing of this report. The Company undertakes to file such financial statements as an amendment of this Form 8-K as soon as practicable after the date hereof, but in no event later than 60 days after the date on which this report on Form 8-K is required to be filed.

             (b)           Pro Forma Financial Information.
                           --------------------------------
                           It is impracticable for the Company to provide the required pro forma financial information relating to the acquisition at the time of the filing of this report. The Company undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than 60 days after the date on which this report on Form 8-K is required to be filed.


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             (c)           Exhibits.
                           ---------
                           2.1 Asset Purchase Agreement, dated as of October 16, 1996, among M.S. Investments Holdings, Limited, Micro Sports, Inc. and MicroLeague Multimedia, Inc.

                           99.1 Press Release of MicroLeague Multimedia, Inc. dated October 28, 1996.



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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MICROLEAGUE MULTIMEDIA, INC.
                                                  (Registrant)



Date: November 5, 1996                            By:/s/ PETER R. FLANAGAN
                                                  ------------------------------
                                                  Name: Peter R. Flanagan
                                                  Title: Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.
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2.1      Asset Purchase Agreement, dated as of October 16, 1996, among M.S.
         Investments Holdings, Limited, Micro Sports, Inc. and MicroLeague Multimedia, Inc.

99.1     Press Release of MicroLeague Multimedia, Inc. dated October 28, 1996.